Exhibit 31.1
SARBANES-OXLEY ACT SECTION 302
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Michael Frawley, Chief Executive Officer and Chief Financial Officer, certify that:

1.	I have reviewed this quarterly report on Form 10-QSB of Frawley Corporation (the "Company");

2.
Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

3.
Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this quarterly report;

4. I -

(a)	am responsible for establishing and maintaining internal controls;

(b)
have designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

(c)	have evaluated the effectiveness of the Company's disclosure controls and procedures as of a date within 45 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

(d)	have presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

5.	I have disclosed, based on our most recent evaluation, to the Company's auditors and the audit committee of the Company's board of directors:

(a)
All significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls; and

(b)	Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls; and

6.
I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

/s/ Michael P. Frawley
Name:    Michael P. Frawley
Title:  Chief Executive Officer and Chief Financial Officer
Date:  November 10, 2006